EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                         (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 28, 1996



                                       ROBERT L. PRAEGITZER
                                       -----------------------------------
                                       Robert L. Praegitzer

                                                                EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 25, 1996



                                       MATTHEW J. BERGERON
                                       -----------------------------------
                                       Matthew J. Bergeron

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 25, 1996



                                       CHARLES N. HALL
                                       -----------------------------------
                                       Charles N. Hall

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 25, 1996



                                       ROBERT G. BALDRIDGE
                                       -----------------------------------
                                       Robert G. Baldridge

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 28, 1996



                                       SALLY PRAEGITZER
                                       -----------------------------------
                                       Sally Praegitzer

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 30, 1996



                                       WILLIAM L. HEALEY
                                       -----------------------------------
                                       William L. Healey

                                                               EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Praegitzer Industries, Inc., does hereby constitute and appoint Robert L. Praegitzer and Matthew J. Bergeron and each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Praegitzer Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Praegitzer Industries, Inc. issuable pursuant to its 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Praegitzer Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 30, 1996



                                       T.L. STEBBINS
                                       -----------------------------------
                                       T.L. Stebbins